American Realty
Capital Properties

American Realty Capital Properties, Inc.

Quarterly Supplemental Information
Fourth Quarter 2013

TARGET

TSC
TRACTOR SUPPLY Co

Citizens Bank

Walgreens
PHOTO
PHARMACY

Full Year 2013
Record Operating Results

American Realty Capital Properties, Inc.

Quarterly Supplemental Information

Fourth Quarter December 31, 2013

American Realty Capital Properties, Inc.

Introductory Notes

The financial data and other information described in this Quarterly Supplement are as of the date this Quarterly Supplement was filed or an earlier date where indicated. Future performance may not be consistent with past performance, and is subject to change with inherent risks and uncertainties.

This Quarterly Supplement contains certain statements that are the Company’s (as defined below) and its management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under Federal securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve inherent risks and uncertainties. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, we do not undertake to, and may not, release revisions to these forward-looking statements to reflect changes after we have made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC, the Company’s quarterly reports on Form 10-Q filed with the SEC, as well as other reports and Company press releases filed with the SEC.

This Quarterly Supplement information includes certain combined consolidated financial information. We use the terms “on a combined basis” throughout this Quarterly Supplement. The consolidated financial information combines the historical financial statements of American Realty Capital Properties, Inc. (“ARCP” or the “Company”) and American Realty Capital Trust IV, Inc. (“ARCT IV”) after giving effect to the merger of ARCT IV into a wholly-owned subsidiary of ARCP (the “ARCT IV Merger”), using the carryover basis of accounting as ARCP and ARCT IV were considered to be entities under common control under United States generally accepted accounting principles. The consolidated financial information should be read in conjunction with ARCP’s historical consolidated financial statements including the notes thereto, and the notes to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2013.

The combined consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the results that would actually have occurred if the ARCT IV Merger had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements.

Definitions of specialized terms can be found at the end of this presentation beginning on page 26.

American Realty Capital Properties, Inc.

Company Information

Company Profile

American Realty Capital Properties, Inc. (NASDAQ:ARCP) ("ARCP") is a self-managed and self-administered publicly traded Maryland corporation that qualified as a real estate investment trust (“REIT”) for U.S. federal income tax purposes beginning in the taxable year ended December 31, 2011, that acquires, owns and operates primarily single-tenant, freestanding commercial real estate properties. Our high-quality property portfolio is generally net leased to corporate tenants. These tenants are primarily investment grade rated, occupying properties located at the corner of “Main & Main” and in other strategic locations. Unlike other net lease REITs, ARCP focuses on acquiring properties with both medium-term and long-term leases, which provide for both income generation and growth potential over the longer term. Our investment strategy emphasizes durable income delivered through dependable monthly dividends. We have advanced our investment objectives by growing our net lease portfolio through strategic mergers and acquisitions. ARCP completed its IPO on September 7, 2011; on February 28, 2013, ARCP completed its merger with ARCT III; on June 27, 2013, ARCP acquired the GE Capital Portfolio; on November 5, 2013, ARCP completed its merger with CapLease; on January 3, 2014, ARCP completed its merger with ARCT IV, on January 8, 2014, ARCP acquired the Fortress portfolio; and on February 7, 2014, ARCP completed its merger with Cole.
ARCP's shares trade on the NASDAQ Global Select Market under the ticker symbol "ARCP".
Company Mission

Our mission is to provide our investors with durable income and growth potential while preserving investor capital through a professionally managed investment strategy focused on investment grade corporate tenants occupying properties subject to medium-term and long-term net leases in strategic locations. We believe this approach enables us to generate attractive risk-adjusted returns for our investors. Management adheres to a strict code of industry best practices designed to put the investor first and to align the interests of our stockholders with those of management. These practices include lower fees, fulsome disclosures, a best of class management team, properly sized equity raises, pay for performance, prudent use of leverage and coverage of distributions.

Investment Strategy

Our investment strategy is designed to generate monthly dividends from a durable and predictable level of monthly rents paid by primarily investment grade rated and other credit-worthy tenants, and to provide significant growth potential. We place a premium on stability of cash flow for our investors, and therefore sustain a portfolio blend of both medium-term and long-term lease durations. Our continued focus will be on expanding and diversifying our portfolio of high-quality, well located net leased properties by tenant, industry and geography. We intend to pursue an investment strategy that maximizes current cash flow and achieves sustainable long-term growth, thereby enhancing total return for our investors.

American Realty Capital Properties, Inc.

Company Information

(Continued)

Senior Management	Board of Directors
Nicholas S. Schorsch, Chief Executive Officer	Nicholas S. Schorsch, Chairman

David S. Kay, President	Edward M. Weil, Jr., Director

Brian S. Block, Executive Vice President and Chief Financial Officer	William M. Kahane, Director

Lisa Beeson, Executive Vice President and Chief Operating Officer	Leslie D. Michelson, Lead Independent Director

Lisa Pavelka McAlister, Senior Vice President and Chief Accounting Officer	Governor Edward G. Rendell, Independent Director

Scott J. Bowman, Independent Director

William G. Stanley, Independent Director

Corporate Offices and Contact Information
405 Park Avenue, 12th Floor
New York, NY 10022
212-415-6500
www.arcpreit.com

Trading Symbol: ARCP

Stock Exchange Listing: NASDAQ Global Select Market

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

Covering Analysts

JMP Securities	Ladenburg Thalmann

Mitch Germain	Dan Donlan

212-906-3546	212-409-2056

mgermain@jmpsecurities.com	ddonlan@ladenburg.com

BMO    Janney Montgomery Scott
Paul Adornato / Josh Patinkin    Michael Gorman
212-885-4170 / 312-845-2167    215-665-6224
paul.adornato@bmo.com / josh.patinkin@bmo.com    mgorman@janney.com

American Realty Capital Properties, Inc.

Summary of Financial Highlights

Company Highlights

For the quarter ended December 31, 2013 (as compared to the same quarterly period in 2012):

•	Increased revenues 213% to $94.1 million as compared to $30.1 million.

•	Improved AFFO available to common stockholders by 153% to $55.8 million.

•	Increased AFFO per diluted share by 108% to $0.25.

•	Generated proceeds of $690.0 million in convertible note offerings at an average cost of 3.4%.

•	Grew the monthly dividend in December to $0.94 per share coincident with the closing of CapLease, Inc. (“CapLease”) and increased again to $1.00 per share upon the closing Cole.

•	Expanded credit facility borrowing capacity to $2.4 billion and further extending to $2.97 billion in the first quarter of 2014.

For the year ended December 31, 2013 (as compared to 2012):

•	Increased revenues over 260% to $240.5 million as compared to $66.8 million.

•	Improved AFFO available to common stockholders by 240% to $163.9 million.

•	Increased AFFO per diluted share by over 80% to $0.86.

•	Invested $3.4 billion in 676 acquired real estate properties.

•
Closed on (i) $2.3 billion acquisition of American Realty Capital Trust III, Inc. (“ARCT III”), (ii) $2.2 billion acquisition of CapLease and (iii) the $774.0 million acquisition of the GE/Trustreet portfolio, successfully integrating all acquisitions into the Company’s property portfolio.

•
Hired key executives, David S. Kay, President, Lisa Beeson, Chief Operating Officer and Lisa Pavelka McAlister, Chief Accounting Officer, as well as CapLease key executives including Paul H. McDowell, in a successful transition to self-management. In addition, as recently announced, completed senior management hiring with the addition of Richard A. Silfen as General Counsel.

Dividend Increase
Total dividends paid to common stockholders by the Company were $45.1 million for the three months ended December 31, 2013, or $0.92 per share on an annualized basis.

On October 23, 2013, an increase in the annual dividend rate from $0.94 per share to $1.00 per share was declared, contingent upon, and effective with, the acquisition of Cole. As a result of the closing of the acquisition, ARCP raised its dividend to $1.00, effective with the February 2014 dividend.

American Realty Capital Properties, Inc.

Selected Financial Information
(in 000’s, except per share data)

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Total revenues	$94,114	$61,012	$45,170	$40,200	$30,074
Net loss attributable to stockholders	$(157,845)	$(59,030)	$(51,678)	$(137,933)	$(14,345)
Basic and diluted net loss per share from continuing operations attributable to common stockholders	$(0.85)	$(0.32)	$(0.32)	$(0.90)	$(0.08)
Basic and diluted net loss per share attributable to common stockholders	$(0.85)	$(0.32)	$(0.32)	$(0.90)	$(0.08)

Funds from operations (FFO)	$(93,240)	$(19,679)	$(23,787)	$(112,841)	$3,934
Adjusted funds from operations (AFFO)	$55,755	$44,365	$32,918	$30,876	$22,003

General and administrative expenses	$2,640	$1,586	$1,125	$1,307	$2,377
Interest expense	$(39,211)	$(24,134)	$(11,238)	$(6,217)	$(4,351)
Straight-line revenue adjustment	$(3,754)	$(2,064)	$(1,605)	$(1,370)	$(998)

Dividends paid on common stock	$45,057	$42,054	$37,088	$32,304	$31,078

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Total real estate investments, at cost, including net investments in direct financing leases	$5,281,242	$3,028,499	$2,933,838	$2,061,286	$1,798,490
Total assets	$5,578,281	$3,151,013	$2,916,785	$2,088,102	$1,965,452
Total debt, excluding premiums and discounts	$3,462,826	$1,179,891	$869,918	$905,118	$389,722
Total equity	$1,492,166	$1,452,805	$1,552,212	$1,166,021	$1,548,159

American Realty Capital Properties, Inc.
Consolidated Balance Sheets
(in 000’s, except share data)

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
ASSETS
Real estate investments, at cost:
Land	$786,542	$521,139	$504,562	$298,280	$249,541
Buildings, fixtures and improvements	3,881,532	2,121,178	2,043,270	1,521,505	1,336,726
Land and construction in progress	21,839	—	—	—	—
Acquired intangible lease assets	536,250	328,733	318,488	241,501	212,223
Total real estate investments, at cost	5,226,163	2,971,050	2,866,320	2,061,286	1,798,490
Less: accumulated depreciation and amortization	(213,186)	(148,162)	(108,765)	(81,207)	(56,110)
Total real estate investments, net	5,012,977	2,822,888	2,757,555	1,980,079	1,742,380
Cash and cash equivalents	36,738	150,481	10,958	52,412	156,873
Investment in direct financing leases, net	55,079	57,449	67,518	—	—
Investment securities, at fair value	62,067	9,480	9,920	4	41,654
Loans held for investment, net	26,279	—	—	—	—
Derivatives assets, at fair value	9,152	7,088	10,161	—	—
Restricted cash	29,483	1,680	1,576	1,287	1,108
Prepaid expenses and other assets	175,327	48,165	14,626	15,397	7,416
Goodwill	89,875	—	—	—	—
Deferred costs, net	80,625	47,754	38,443	38,244	15,356
Assets held for sale	679	6,028	6,028	679	665
Total assets	$5,578,281	$3,151,013	$2,916,785	$2,088,102	$1,965,452

LIABILITIES AND EQUITY
Mortgage notes payable	$1,298,990	$269,891	$269,918	$265,118	$265,118
Long-term convertible debt, net	972,490	300,975	—	—	—
Senior secured revolving credit facility	—	—	—	—	124,604
Senior corporate credit facility	1,059,800	600,000	600,000	640,000	—
Secured credit facility	150,000	—	—	—	—
Convertible obligation to Series C Convertible Preferred stockholders	—	449,827	445,000	—	—
Other debt	104,804	49,314	31,134	—	—
Below-market lease liabilities, net	60,729	4,200	—	—	—
Derivatives liabilities, at fair value	18,387	1,785	1,186	5,012	3,830
Accounts payable and accrued expenses	134,601	14,740	12,060	6,589	9,459
Deferred rent and other liabilities	16,874	7,404	5,274	5,270	4,336
Distributions payable	141	72	1	92	9,946
Total liabilities	3,816,816	1,698,208	1,364,573	922,081	417,293

Series D convertible preferred stock	269,299	—	—	—	—

Preferred stock (excluding Series D Preferred Stock), $0.01 par value, 100,000,000 and 100,000,000 shares authorized and zero and 828,472 shares issued and outstanding at December 31, 2013 and 2012, respectively	—	—	8	8	8
Common stock, $0.01 par value, 750,000,000 and 240,000,000 shares authorized and 202,344,455 and 179,167,112 issued and outstanding at December 31, 2013 and 2012, respectively	2,023	1,848	1,846	1,543	1,792
Additional paid-in capital	2,034,301	1,803,315	1,801,460	1,335,863	1,653,900
Accumulated other comprehensive income (loss)	7,697	4,857	8,919	(5,018)	(3,934)
Accumulated deficit	(692,449)	(480,817)	(379,502)	(290,484)	(120,072)
Total stockholders’ equity	1,351,572	1,329,203	1,432,731	1,041,912	1,531,694
Non-controlling interests	140,594	123,602	119,481	124,109	16,465
Total equity	1,492,166	1,452,805	1,552,212	1,166,021	1,548,159
Total liabilities and equity	$5,578,281	$3,151,013	$2,916,785	$2,088,102	$1,965,452

American Realty Capital Properties, Inc.

Consolidated Statements of Operations (1)
(in 000’s, except per share data)

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Revenues:
Rental income	$85,256	$56,809	$43,259	$38,378	$28,846
Direct financing lease income	723	977	—	—	—
Operating expense reimbursements	8,136	3,226	1,911	1,822	1,228
Total revenues	94,114	61,012	45,170	40,200	30,074
Operating expenses:
Acquisition related	1,334	1,234	15,144	5,582	17,979
Merger and other transaction related	110,422	3,791	4,680	137,769	—
Property operating	10,830	4,103	2,552	2,404	1,828
Operating fees to affiliate	5,654	—	—	—	—
General and administrative	2,640	1,586	1,125	1,307	2,377
Equity based compensation	23,425	7,180	3,454	876	387
Depreciation and amortization	64,589	39,381	27,892	25,109	18,396
Total operating expenses	218,894	57,275	54,847	173,047	40,967
Operating loss	(124,779)	3,737	(9,677)	(132,847)	(10,893)
Other (expense) income:
Interest expense	(39,211)	(24,134)	(11,238)	(6,217)	(4,351)
Other income, net	180	45	91	253	687
Loss on derivative instruments, net	1,883	(38,641)	(31,174)	(5)	91
Loss on sale of investments in affiliates	(411)	—	—	—	—
Gain on sale of investments	—	—	—	451	—
Total other expenses, net	(37,559)	(62,730)	(42,321)	(5,518)	(3,573)
Loss from continuing operations	(162,338)	(58,993)	(51,998)	(138,365)	(14,466)
Net gain (loss) from continuing operations attributable to non-controlling interests	4,496	(37)	320	432	121
Net loss from continuing operations attributable to stockholders	(157,842)	(59,030)	(51,678)	(137,933)	(14,345)
Discontinued operations:
Loss from operations of held for sale properties	14	(32)	—	(16)	(132)
Gain (loss) on held for sale properties	—	—	—	14	(147)
Net loss from discontinued operations	14	(32)	—	(2)	(279)
Net (loss) income from discontinued operations attributable to non-controlling interest	(1)	2	—	—	15
Net loss from discontinued operations attributable to stockholders	13	(30)	—	(2)	(264)
Net loss	(162,324)	(59,025)	(51,998)	(138,367)	(14,745)
Net loss attributable to non-controlling interests	4,495	(35)	319	431	136
Net loss attributable to stockholders	$(157,829)	$(59,060)	$(51,679)	$(137,936)	$(14,609)
Basic and diluted net loss per share from continuing operations attributable to common stockholders	$(0.85)	$(0.32)	$(0.32)	$(0.90)	$(0.08)
Basic and diluted net loss per share attributable to common stockholders	$(0.85)	$(0.32)	$(0.32)	$(0.90)	$(0.08)
_______________________________________________
(1) Certain historical balances have been restated for discontinued operations.

American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations
(in 000’s, except share and per share data)

	Quarter Ended		Quarter Ended
	December 31, 2013	Per Share	September 30, 2013	Per Share
Net loss attributable to stockholders	$(157,829)	$(0.72)	$(59,025)	$(0.31)
Depreciation and amortization	64,589	0.29	39,381	0.21
FFO	(93,240)	(0.43)	(19,679)	(0.11)

Acquisition related	1,334	0.01	1,234	0.01
Merger and other transaction related	110,422	0.50	3,791	0.02
Gain on investment securities	412	—	—	—
Loss on derivative instruments, net	(1,883)	(0.01)	38,641	0.21
Interest on convertible obligation to preferred investors	2,653	0.01	6,519	0.04
Interest premiums and discounts on debt, net and settlement of convertible obligation to preferred investors	6,898	0.03	5,174	0.03
Amortization of above- and below-market lease assets and liabilities	(435)	—	63	—
Amortization of deferred financing costs	4,269	0.02	3,506	0.02
Straight-line rent	(3,754)	(0.02)	(2,064)	(0.01)
Non-cash equity compensation expense	23,425	0.11	7,180	0.04
Operating fees to affiliate	5,654	0.03	—	—
AFFO	$55,755	$0.25	$44,365	$0.24

Weighted average shares, fully diluted	219,992,167		184,807,219

American Realty Capital Properties, Inc.

Funds from Operations and Adjusted Funds from Operations
(in 000’s)

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Net loss attributable to stockholders	$(157,829)	$(59,060)	$(51,679)	$(137,936)	$(14,609)
(Gain) loss on held for sale properties	—	—	—	(14)	147
Depreciation and amortization	64,589	39,381	27,892	25,109	18,396
FFO	(93,240)	(19,679)	(23,787)	(112,841)	3,934

Acquisition related	1,334	1,234	15,144	5,582	17,921
Merger and other transaction related	110,422	3,791	4,680	137,769	—
(Gain) loss on investment securities	412	—	—	(451)	—
(Loss) gain on derivative instruments, net	(1,883)	38,641	31,174	5	(91)
Interest on convertible obligation to preferred investors	2,653	6,519	1,630	—	—
Interest premiums and discounts on debt, net and settlement of convertible obligation to preferred investors	6,898	5,174	—	—	—
Amortization of above- and below-market lease assets and liabilities	(435)	63	63	63	56
Amortization of deferred financing costs	4,269	3,506	2,165	1,243	794
Straight-line rent	(3,754)	(2,064)	(1,605)	(1,370)	(998)
Non-cash equity compensation expense	23,425	7,180	3,454	876	387
Operating fees to affiliate	5,654	—	—	—	—
AFFO	$55,755	$44,365	$32,918	$30,876	$22,003

American Realty Capital Properties, Inc.

Pro Forma 2014E Earnings Guidance Summary
(in millions, except per share data)

	2014E	2014E
	Pro Forma	Run Rate
Total revenue	$1,638	$1,770
EBITDA	$1,432	$1,564
AFFO	$931	$1,030
Wtd. Average Shares Outstanding	807	876
AFFO per share	$1.15	$1.18

American Realty Capital Properties, Inc.

Common Stock Dividend Summary
(in 000’s, except per share data)

	Dividends Paid
Month	Cash	DRIP(1)	Total Common Stock Dividends	Dividends per share (annualized) (2)
Dec-13	$15,775	$—	$15,775	$0.940
Nov-13	15,268	—	15,268	0.910
Oct-13	14,014	—	14,014	0.910
Q4 2013	45,057	—	45,057
Sept-13	14,024	—	14,024	0.910
Aug-13	14,036	—	14,036	0.910
Jul-13	13,994	—	13,994	0.910
Q3 2013	42,054	—	42,054
Jun-13	13,952	—	13,952	0.910
May-13	11,580	—	11,580	0.900
Apr-13	11,556	—	11,556	0.900
Q2 2013	37,088	—	37,088
Mar-13	11,575	—	11,575	0.900
Feb-13	9,950	—	9,950	0.895
Jan-13	5,884	4,895	10,779	0.895
Q1 2013	27,409	4,895	32,304
2013 to date	$151,608	$4,895	$156,503

Dec-12	$5,641	$4,731	$10,372
Nov-12	5,784	4,864	10,648	0.895
Oct-12	5,481	4,577	10,058	0.890
Q4 2012	16,906	14,172	31,078	0.890
Sept-12	4,626	3,599	8,225
Aug-12	3,860	2,678	6,538	0.890
Jul-12	3,240	2,079	5,319	0.885
Q3 2012	11,726	8,356	20,082	0.885
Jun-12	2,541	1,688	4,229
May-12	1,820	1,019	2,839	0.885
Apr-12	1,266	628	1,894	0.880
Q2 2012	5,627	3,335	8,962	0.880
Mar-12	536	380	916
Feb-12	1,321	302	1,623	0.880
Jan-12	793	231	1,024	0.875
Q1 2012	2,650	913	3,563	0.875
Total 2012	$36,909	$26,776	$63,685

Dec-11	$696	$162	$858
Nov-11	630	101	731	0.875
Oct-11	415	9	424	0.875
Q4 2011	1,741	272	2,013	0.875
Sept-11	—	—	—
Q3 2011	—	—	—	0.000
Total 2011	$1,741	$272	$2,013
_______________________________________________
(1) DRIP means distribution reinvestment plan.
(2) Excludes distributions paid to ARCT III stockholders prior to its merger with ARCP.

American Realty Capital Properties, Inc.

Financial and Operational Statistics and Ratios
(in '000's, expect share and per share amounts)

Financial and Operational Statistics and Ratios	As of Dec 31, 2013 and for the Quarter then Ended
Debt to total capitalization	58.0%
Net debt to total capitalization	57.4%
Net debt to enterprise value	57.7%
Annualized Adjusted EBITDA (1)	$230,188
Net debt to annualized EBITDA (1)	15.4
Annualized EBITDA/annualized interest expense (1)	1.5
Annualized EBITDA/annualized fixed charges (1)	1.4
Total debt/gross assets	45.1%
Common shares outstanding	202,336,051
Fully diluted shares outstanding, excluding operating partnership units	219,992,167
Operating partnership units outstanding (2)	8,960,484
Stock price at end of period	$12.85
Market capitalization (equity capitalization)	$2,600,018
Total capitalization	$6,186,102
Enterprise value	$6,149,364
High stock close price	$13.67
Low stock close price	$12.24
_______________________________________________

(1) Amount excludes one-time for acquisition, merger and other transaction costs.
(3) Excludes 8.2 million long-term incentive plan units.

American Realty Capital Properties, Inc.

Debt Summary
(in 000’s)

Debt Maturities:	Total	2014	2015 – 2016	2017 – 2018	Thereafter
Principal payments due on mortgage notes payable	$1,256,536	$86,933	$677,200	$291,744	$200,659
Principal payments due on senior corporate credit facility	1,059,800	—	—	1,059,800	—
Principal payments due on secured credit facility	150,000	150,000	—	—	—
Principal payments due on convertible debt	1,000,000	—	—	597,500	402,500
Principal payments due on other debt	108,316	12,851	24,378	40,157	30,930
Total	$3,574,652	$249,784	$701,578	$1,989,201	$634,089

Debt Summary	Percentage of Total Debt	Weighted Average Effective Interest Rate	Weighted Average Maturity (years)
Principal payments due on mortgage notes payable	35.2%	3.42%	3.41
Principal payments due on senior corporate credit facility	29.6%	3.00%	4.00
Principal payments due on secured credit facility	4.2%	3.00%	1
Principal payments due on convertible debt	28.0%	3.30%	5.5
Principal payments due on other debt	3.0%	7.11%	12

American Realty Capital Properties, Inc.

Mortgage Notes Payable

Lender	Maturity	Balance (000's)	Coupon Rate	Effective Rate	Payment Terms (1)
Wells Fargo	8/1/2015	$105,092	6.32%	6.28%	P&I
Wells Fargo	3/1/2016	67,334	5.57%	2.44%	P&I
Wells Fargo	10/1/2015	55,773	5.33%	2.35%	P&I
Wells Fargo	11/1/2014	55,523	5.23%	2.32%	P&I
Wells Fargo	9/1/2015	54,554	5.32%	2.35%	P&I
Wells Fargo	2/6/2022	54,300	6.15%	6.24%	IO
Wells Fargo	1/31/2017	48,500	3.75%	3.80%	IO
Wells Fargo	7/1/2016	43,700	6.03%	2.55%	IO
Berkadia Commercial Mortgage	7/1/2015	40,024	5.10%	2.26%	P&I
Wells Fargo	6/1/2015	38,121	5.33%	2.35%	P&I
Wells Fargo	2/28/2017	36,600	3.76%	3.81%	IO
Wells Fargo	3/1/2015	31,093	5.26%	2.35%	P&I
Bank of Oklahoma	7/1/2018	30,676	4.10%	4.10%	P&I
Midland	9/1/2022	29,356	4.00%	4.25%	IO
Wells Fargo CA	1/1/2016	29,161	5.69%	2.30%	P&I
Bank of Texas	7/31/2017	28,350	3.28%	3.32%	IO
Berkadia Commercial Mortgage	1/1/2017	25,620	5.81%	2.64%	IO
Berkadia Commercial Mortgage	9/1/2017	25,552	5.28%	2.85%	P&I
Principal Real Estate Investors	8/1/2022	22,440	3.70%	4.38%	P&I
Wells Fargo	6/1/2022	20,224	4.60%	4.22%	P&I
Wells Fargo CA	1/1/2016	20,064	5.68%	2.30%	P&I
Holliday Fenoglio Fowler, LP	1/1/2023	19,525	4.00%	4.53%	IO through 8/2016, then P&I
Wells Fargo CA	1/1/2016	18,846	5.68%	2.30%	P&I
Wells Fargo	9/1/2015	17,640	5.23%	2.35%	P&I
Wells Fargo	12/1/2016	17,500	5.55%	2.68%	IO
Midland Loan Services	5/1/2021	16,998	5.54%	3.96%	P&I
Wells Fargo Bank NW NA	3/1/2023	16,871	3.23%	3.52%	P&I
Bank of Texas	7/31/2017	16,555	3.28%	3.32%	IO
Wells Fargo	1/1/2017	16,200	5.48%	2.71%	IO
Wells Fargo	12/1/2016	16,043	5.63%	2.68%	IO
NorthMarq Capital, LLC	4/1/2016	15,765	5.85%	2.38%	P&I
Berkadia Commercial Mortgage	5/1/2016	15,177	5.84%	2.41%	IO
Oritani Bank	1/1/2018	15,000	3.75%	3.80%	IO
Ladder Capital Finance LLC	7/6/2015	13,776	5.25%	5.32%	IO
Wells Fargo	8/1/2015	13,649	5.11%	2.35%	P&I
Wells Fargo CA	7/1/2016	13,340	6.05%	2.45%	P&I
Bank of Texas	7/13/2017	12,725	3.43%	3.48%	IO
Wells Fargo	8/6/2017	12,270	3.70%	3.75%	IO
Customers Bank	12/28/2016	11,940	3.75%	3.80%	IO Through 12/2014, then P&I
Wells Fargo	9/1/2015	10,568	5.23%	2.35%	P&I
Wells Fargo	2/1/2017	10,332	5.68%	2.74%	IO
Wells Fargo	12/1/2016	10,295	5.59%	2.65%	P&I
Wells Fargo	11/1/2016	10,137	5.50%	2.64%	P&I
Aegon	4/1/2023	10,000	3.95%	4.43%	IO through 4/2014, then P&I

Lender	Maturity	Balance (000's)	Coupon Rate	Effective Rate	Payment Terms (1)
Aegon	8/1/2030	8,045	5.57%	5.45%	P&I
Aegon	8/1/2030	7,192	5.32%	5.44%	P&I
Wells Fargo	1/1/2014	6,929	5.40%	1.83%	P&I
Wells Fargo	5/1/2017	6,262	5.45%	2.84%	IO
Customers Bank	8/16/2017	5,500	3.63%	3.68%	IO
Bank of Texas	10/31/2016	5,060	3.67%	3.72%	IO
Wells Fargo	9/1/2015	5,046	5.23%	2.35%	P&I
Wells Fargo	3/1/2017	4,800	3.76%	3.81%	IO
First Place Bank	1/1/2017	4,468	4.89%	4.96%	IO
Wells Fargo	4/1/2019	2,332	5.40%	2.62%	P&I
Midland Loan Services	7/1/2018	2,118	7.20%	3.18%	P&I
Wells Fargo	12/1/2016	1,760	6.18%	2.98%	P&I
Wells Fargo	6/1/2015	1,398	5.33%	2.82%	P&I
Wells Fargo	12/1/2015	1,310	5.83%	2.82%	P&I
Wells Fargo	3/1/2015	700	5.26%	2.81%	P&I
Aegon	8/1/2030	406	5.93%	5.46%	P&I
		$1,256,535	5.11%	3.42%
_______________________________________________

(1)	IO means only interest is due monthly with the principal due at maturity; P&I means both principal and interest are due monthly.

American Realty Capital Properties, Inc.

Summary of Debt Covenants

The following is a summary of key financial covenants for the Company's senior corporate credit facility as defined and calculated per the terms of the facilities credit agreement. These calculations, which are not based on U.S. generally accepted accounting principles measurements, are presented to investors to show our ability to incur additional debt only and are not measures of our liquidity or performance.

Key Covenants (1)	Required	Q4 2013
Maximum consolidated leverage ratio	≤ 65%	62.80%
Maximum recourse indebtedness	≤ 10% of Total Asset Value	2.6%
Minimum fixed charge coverage ratio	> 1.5x	1.79x
Minimum borrowing base interest coverage ratio	≥ 1.54x	1.85x
Secured leverage ratio	≤ 45%	22.10%
Borrowing base asset value ratio	≥ 1.54x	1.86x
Minimum tangible net worth ("TNW") covenant	≥ base TNW plus 85% of equity issuances	Limit ≥ $1.35B / Actual = $1.47B
Variable rate indebtedness	≤Total Asset Value x 20%	Limit = $1.1B/Actual = $44.8MM
Total unencumbered asset value ratio	≥ 1.54x	1.84x
_______________________________________________
(1) Modifications were made to the debt covenants for Company's senior corporate credit facility including changes to required ratios and certain calculations in November 2013. The results above are based on the new covenant limits and calculations. As of December 31, 2013, the Company was in compliance with all covenants based on the covenant limits and calculations in place at that time.

American Realty Capital Properties, Inc.
Top 10 Concentrations

Tenant Concentration

Tenant	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income Expiring as a % of Total Portfolio	Investment Rating
Citizens Bank	159	815,876	2.39%	$19,336	4.90%	A-
Dollar General	244	2,229,604	6.52%	19,049	4.82%	BBB-
AON Corporation	3	1,203,066	3.52%	18,154	4.60%	A-
GSA	21	607,161	1.78%	17,383	4.40%	AA+
FedEx	30	1,409,019	4.12%	16,178	4.10%	BBB
Walgreens	41	589,355	1.72%	14,856	3.76%	BBB
CVS	48	609,830	1.78%	14,749	3.73%	BBB+
General Mills	2	1,872,112	5.48%	6,670	1.69%	BBB+
TJX Companies, Inc.	1	1,015,500	2.97%	6,215	1.57%	A+
Exelis	1	167,285	0.49%	6,094	1.54%	BBB-
	550	10,518,808	30.77%	$138,684	35.11%

Tenant Industry Concentration

Industry	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income Expiring as a % of Total Portfolio
Consumer Products	13	8,675,937	25.38%	$35,817	9.07%
Pharmacy	99	1,341,418	3.92%	33,109	8.38%
Insurance	8	2,109,360	6.17%	31,565	7.99%
Quick Service Restaurant	279	792,438	2.32%	27,827	7.04%
Retail Banking	168	1,149,997	3.36%	25,648	6.49%
Discount Retail	298	2,684,256	7.85%	24,239	6.14%
Healthcare	29	1,159,904	3.39%	19,546	4.95%
Government Services	22	670,161	1.96%	18,611	4.71%
Freight	31	1,809,019	5.29%	17,491	4.43%
Casual Dining	103	750,074	2.19%	16,407	4.15%
	1,050	21,142,564	61.83%	$250,260	63.35%

Geographic Concentration

State/Possession	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income Expiring as a % of Total Portfolio
Texas	155	2,891,271	8.46%	$42,825	10.84%
Illinois	47	2,030,931	5.94%	28,777	7.29%
California	27	2,881,421	8.43%	27,099	6.86%
Pennsylvania	75	2,708,439	7.92%	26,832	6.79%
Michigan	87	875,049	2.56%	15,899	4.03%
Virginia	34	874,155	2.56%	15,580	3.94%
Indiana	31	3,456,136	10.11%	14,481	3.67%
North Carolina	59	1,351,397	3.95%	13,675	3.46%
Colorado	16	659,357	1.93%	12,727	3.22%
New Jersey	11	607,746	1.78%	12,345	3.13%
	542	18,335,902	53.64%	$210,240	53.23%

American Realty Capital Properties, Inc.
Tenant Diversification (1)

Tenant Concentration	Number of Leases	Square Footage	Square Feet as a % of Total Portfolio	Remaining Lease Term	Annualized Rental Income (in Thousands)	Annualized Rental Income as a % of Total Portfolio	Industry
24 Hour Fitness	1	45,906	0.13%	14.76	$1,319	0.33%	Fitness
7-Eleven	4	10,526	0.03%	5.49	412	0.10%	Gas/Convenience
Abbott Laboratories	2	243,117	0.71%	3.37	3,077	0.78%	Healthcare
Academy Sports	2	133,713	0.39%	14.93	1,455	0.37%	Retail - Sporting Goods
Advance Auto	56	393,962	1.15%	7.80	5,481	1.39%	Auto Retail
Aetna Life Insurance Company	1	122,605	0.36%	2.92	2,047	0.52%	Insurance
Ale House	3	18,807	0.06%	4.14	884	0.22%	Casual Dining
Allstate Insurance Company	2	357,489	1.05%	2.00	4,747	1.20%	Insurance
AMCOR	1	221,035	0.65%	9.59	1,480	0.37%	Packaging
AMEC plc	1	227,486	0.67%	7.01	2,058	0.52%	Consulting
American Institutes for Research	1	26,712	0.08%	0.33	695	0.18%	Education
Ameriprise	1	145,003	0.42%	11.01	1,269	0.32%	Financial Services
AON Corporation	3	1,203,066	3.52%	7.91	18,154	4.60%	Insurance
Applebee's	17	79,475	0.23%	5.19	2,528	0.64%	Casual Dining
Arby's	43	128,445	0.37%	4.64	4,188	1.06%	Quick Service Restaurant
AT&T	1	203,239	0.59%	6.25	2,439	0.62%	Telecommunications
Auto Zone	1	6,782	0.02%	15.01	152	0.04%	Auto Retail
Bailey, Lauerman & Assoc.	1	25,426	0.07%	1.83	232	0.06%	Professional Services
Bandana's Bar-B-Q Restaurant	2	10,283	0.03%	1.75	171	0.04%	Casual Dining
Baxter International, Inc.	1	125,500	0.37%	2.75	872	0.22%	Healthcare
Becton, Dickinson and Company	1	67,993	0.20%	7.25	1,143	0.29%	Healthcare
Bed Bath & Beyond	2	1,035,840	3.03%	10.67	4,717	1.19%	Consumer Products
Benson Grind	1	4,366	0.01%	1.79	24	0.01%	Quick Service Restaurant
BHC Marketing	1	12,134	0.04%	2.16	231	0.06%	Professional Services
Billboard	1	—	—%	—	2	—%	Advertising
BJ's Wholesale Club	1	108,532	0.31%	9.85	883	0.22%	Retail - Wholesale
Black Angus	1	6,552	0.02%	10.41	283	0.07%	Casual Dining
Bojangles	13	47,824	0.14%	11.61	1,808	0.46%	Quick Service Restaurant
Booz Allen Hamilton	1	26,564	0.08%	1.50	243	0.06%	Professional Services
Boston Market	4	10,980	0.03%	4.92	375	0.09%	Quick Service Restaurant
Brangus Steakhouse	1	5,186	0.02%	4.42	42	0.01%	Casual Dining
Bruegger's Bagels	2	5,265	0.02%	5.47	113	0.03%	Quick Service Restaurant
Buca di Beppo Italian	2	14,885	0.04%	4.67	296	0.07%	Casual Dining
Bunge North America, Inc.	1	107,520	0.31%	12.34	770	0.19%	Diversified Industrial
Burger King	33	106,928	0.31%	7.82	2,863	0.72%	Quick Service Restaurant
Cadbury Holdings Limited	1	149,475	0.44%	7.25	4,099	1.04%	Consumer Products
Capital One Financial Corporation	1	159,000	0.46%	1.16	2,493	0.63%	Retail Banking
CapNet Securities Corporation	1	10,537	0.03%	4.16	191	0.05%	Professional Services
Captain D's	5	13,811	0.04%	7.37	233	0.06%	Quick Service Restaurant
Caribou Coffee	1	1,625	—%	1.42	94	0.02%	Quick Service Restaurant
Carlos O'Kelly's	3	20,492	0.06%	2.95	506	0.13%	Casual Dining
Charleston's	1	6,874	0.02%	2.25	297	0.08%	Casual Dining
Chastain-Otis	1	6,007	0.02%	1.75	113	0.03%	Professional Services
Check City	1	2,379	0.01%	0.63	120	0.03%	Casual Dining
Checkers	5	4,066	0.01%	10.06	488	0.12%	Quick Service Restaurant
Chevys	2	15,563	0.05%	9.01	417	0.11%	Casual Dining
Chili's	4	19,448	0.06%	2.99	640	0.16%	Casual Dining
Chipper's Grill	1	6,002	0.02%	—	—	—%	Family Dining
Cimarex Energy Company	1	308,586	0.90%	11.42	5,338	1.35%	Oil/Gas
Circle K	3	9,460	0.03%	10.05	417	0.11%	Gas/Convenience
Citizens Bank	159	815,876	2.39%	6.50	19,336	4.90%	Retail Banking
Comcast Corporation	1	61,436	0.18%	7.01	673	0.17%	Media
Commonweal Foundation	1	8,512	0.02%	1.00	241	0.06%	Education
Community Bank	2	7,743	0.02%	7.54	262	0.07%	Retail Banking
Con-way Freight	1	140,361	0.41%	9.42	2,424	0.61%	Distribution
Cooper Tire & Rubber Company	1	807,042	2.36%	7.38	3,024	0.77%	Auto Retail
County of Yolo, California	1	63,000	0.18%	9.50	1,228	0.31%	Government Services
Cracker Barrel	5	50,479	0.15%	15.59	1,605	0.41%	Family Dining
Crozer-Keystone Health System	1	22,708	0.07%	5.33	506	0.13%	Healthcare
CVS	48	609,830	1.78%	20.57	14,749	3.73%	Pharmacy
Dairy Queen	4	8,999	0.03%	8.87	76	0.02%	Quick Service Restaurant
DaVita Dialysis	5	216,348	0.63%	10.03	3,107	0.79%	Healthcare
DC Sports Bar & Steakhouse	1	5,180	0.02%	7.92	69	0.02%	Casual Dining
Del Monte Corporation	1	751,021	2.20%	4.00	2,645	0.67%	Consumer Products
Denny's	15	74,244	0.22%	6.51	1,478	0.37%	Family Dining
Dex Media	1	16,111	0.05%	1.67	320	0.08%	Publishing
Dollar General	244	2,229,604	6.51%	11.97	19,049	4.82%	Discount Retail
Dover Fluid Management	1	14,005	0.04%	3.67	268	0.07%	Technology
Dunkin' Donuts/Baskin-Robbins	1	2,880	0.01%	10.67	92	0.02%	Quick Service Restaurant
Einstein Bros. Bagels	1	3,875	0.01%	8.29	77	0.02%	Quick Service Restaurant
Exelis	1	167,285	0.49%	5.25	6,094	1.54%	Technology
Express Scripts	1	227,467	0.67%	8.01	3,347	0.85%	Healthcare
Family Dollar	54	454,652	1.33%	8.08	5,190	1.31%	Discount Retail
Famous Dave's	1	5,803	0.02%	9.36	87	0.02%	Casual Dining
Farmers Group, Inc.	1	271,000	0.79%	3.09	3,482	0.88%	Insurance

Tenant Concentration	Number of Leases	Square Footage	Square Feet as a % of Total Portfolio	Remaining Lease Term	Annualized Rental Income (in Thousands)	Annualized Rental Income as a % of Total Portfolio	Industry
Farmers New World Life Insurance Company	1	155,200	0.45%	7.01	3,135	0.80%	Insurance
FedEx	30	1,409,019	4.12%	9.76	16,178	4.10%	Freight
First Bank (Homebanc)	1	4,762	0.01%	8.33	169	0.04%	Retail Banking
Fresenius	14	116,226	0.34%	9.29	2,482	0.63%	Healthcare
G4S Technology	1	60,076	0.18%	2.67	528	0.13%	Technology
GE Aviation	1	303,035	0.89%	10.92	2,528	0.64%	Aerospace
General Mills	2	1,872,112	5.48%	9.14	6,670	1.70%	Consumer Products
General Motors Financial Company, Inc.	1	246,060	0.72%	3.67	3,491	0.88%	Auto Manufacturer
Golden Corral	23	229,696	0.67%	2.62	4,151	1.05%	Family Dining
Goodfire BBQ	1	3,600	0.01%	13.12	67	0.02%	Casual Dining
Grandy's	5	20,584	0.06%	2.95	321	0.08%	Casual Dining
GSA	21	607,161	1.78%	6.27	17,383	4.40%	Government Services
Habanero's Mexican Grill	1	6,948	0.02%	0.83	80	0.02%	Family Dining
Hanesbrands	1	758,463	2.22%	10.67	2,366	0.60%	Consumer Products
Hardee's	16	57,468	0.17%	6.21	941	0.24%	Quick Service Restaurant
Hardee's/Red Burrito	2	6,980	0.02%	6.96	159	0.04%	Quick Service Restaurant
Hash House A-Go-Go Restaurant	1	6,356	0.02%	1.83	166	0.04%	Casual Dining
Hayneedle	1	131,930	0.39%	2.16	1,337	0.34%	Retail - Home furnishings
Home Depot	1	465,600	1.36%	15.93	2,258	0.57%	Home Maintenance
Houlihan's	1	10,089	0.03%	3.44	277	0.07%	Casual Dining
Huntington Bank	2	9,092	0.03%	7.92	132	0.03%	Professional Services
Hy-Vee	1	40,461	0.12%	10.01	326	0.08%	Supermarket
IHOP	40	192,241	0.56%	6.07	5,666	1.44%	Family Dining
Infor Global Solutions	1	16,352	0.05%	4.09	313	0.08%	Technology
Integrys Energy Services	1	9,353	0.03%	0.75	239	0.06%	Technology
Invesco Holding Co. Ltd.	1	263,770	0.77%	2.84	5,653	1.43%	Financial Services
Iron Mountain	1	126,664	0.37%	4.00	443	0.11%	Storage Facility
Jack in the Box	45	120,417	0.35%	3.05	5,317	1.35%	Quick Service Restaurant
Jewell at 1000	1	7,370	0.02%	1.25	25	0.01%	Quick Service Restaurant
JMMS, Inc./Puerto Santa Maria	1	13,660	0.04%	4.92	58	0.01%	Casual Dining
Joe's Crab Shack	2	14,446	0.04%	4.71	389	0.10%	Casual Dining
John Deere	1	552,960	1.62%	4.16	2,353	0.60%	Heavy Equipment
Johnson Controls, Inc.	1	307,275	0.90%	2.67	2,340	0.59%	Diversified Industrial
Kaiser Foundation	1	100,352	0.29%	9.14	4,233	1.07%	Healthcare
Ker's WingHouse Bar and Grill	2	14,105	0.04%	11.40	175	0.04%	Casual Dining
Key Bank	2	10,188	0.03%	6.76	218	0.06%	Retail Banking
KFC	3	6,346	0.02%	16.43	235	0.06%	Quick Service Restaurant
Kohl's	1	88,408	0.26%	10.09	858	0.22%	Retail - Department Stores
Koninklijke Ahold, N.V.	1	70,020	0.20%	12.33	1,516	0.38%	Supermarket
Krystal	27	59,373	0.17%	16.72	3,014	0.76%	Quick Service Restaurant
Kum & Go	13	60,375	0.18%	17.95	2,894	0.73%	Gas/Convenience
Leeann Chin	3	9,051	0.03%	7.42	263	0.07%	Quick Service Restaurant
Liberty Mutual Insurance Co.	1	5,502	0.02%	1.16	49	0.01%	Professional Services
Logan's Roadhouse	6	48,406	0.14%	12.92	1,920	0.49%	Casual Dining
Long John Silver's	2	4,991	0.01%	2.78	129	0.03%	Quick Service Restaurant
LongHorn Steakhouse	1	5,817	0.02%	6.19	130	0.03%	Casual Dining
Lowe's	2	278,045	0.81%	13.05	5,519	1.40%	Home Maintenance
Mattress Firm	7	53,912	0.16%	9.02	990	0.25%	Specialty Retail
McAlister's	1	3,389	0.01%	4.06	88	0.02%	Casual Dining
MetroPCS Wireless	1	115,583	0.34%	4.92	2,649	0.67%	Information and communications
Metropolitan Life Insurance Co	1	4,771	0.01%	0.50	99	0.03%	Professional Services
Michaels	1	25,050	0.07%	1.16	579	0.15%	Retail - Hobby/books/music
Michelin North America	1	150,000	0.44%	7.42	804	0.20%	Auto Retail
Monro Muffler	1	3,688	0.01%	8.77	102	0.03%	Auto Services
Morgan's Food's	2	5,074	0.01%	17.95	88	0.02%	Quick Service Restaurant
Mo's Irish Pub Restaurant	1	5,712	0.02%	12.07	171	0.04%	Casual Dining
Mott Macdonald	1	11,066	0.03%	5.84	219	0.06%	Professional Services
Mrs. Baird's	1	75,050	0.22%	3.42	631	0.16%	Consumer Goods
My Dentist	1	2,775	0.01%	10.54	40	0.01%	Healthcare
Nestle Holdings	1	1,045,153	3.06%	4.00	4,941	1.25%	Consumer Products
NTB	1	12,244	0.04%	9.92	146	0.04%	Auto Services
NTW & Big O Tires	2	17,159	0.05%	10.08	311	0.08%	Auto Services
O'Reilly Auto's	2	12,084	0.04%	13.66	166	0.04%	Auto Retail
Pacific Life Insurance Company	1	154,856	0.45%	1.50	1,367	0.35%	Professional Services
Pantry Gas & Convenience	11	32,393	0.09%	8.34	2,744	0.69%	Gas/Convenience
Parliment Pub	1	9,354	0.03%	3.25	98	0.02%	Casual Dining
Pearson	1	194,665	0.57%	7.28	1,734	0.44%	Publishing
Piedmont Chicago Ctr Owner	1	20,659	0.06%	3.33	401	0.10%	Professional Services
Pilot Flying J	1	17,480	0.05%	4.98	970	0.25%	Travel Centers
Pizza Hut	7	18,031	0.05%	4.71	270	0.07%	Family Dining
Pollo Tropical	3	10,264	0.03%	9.75	359	0.09%	Quick Service Restaurant
Popeyes	7	13,299	0.04%	2.80	405	0.10%	Quick Service Restaurant
Praetorian Insurance Company	1	8,348	0.02%	1.83	77	0.02%	Professional Services
Praxair	1	106,449	0.31%	8.42	1,838	0.47%	Diversified Industrial
Price Rite	2	42,100	0.12%	14.17	354	0.09%	Supermarket
Pulte Mortgage LLC	1	95,265	0.28%	6.25	1,721	0.44%	Financial Services
Qdoba	2	5,000	0.01%	9.25	208	0.05%	Quick Service Restaurant
Rally's	7	5,474	0.02%	12.50	696	0.18%	Casual Dining

Tenant Concentration	Number of Leases	Square Footage	Square Feet as a % of Total Portfolio	Remaining Lease Term	Annualized Rental Income (in Thousands)	Annualized Rental Income as a % of Total Portfolio	Industry
Razzoos	1	6,607	0.02%	2.24	202	0.05%	Casual Dining
Reckitt Benckiser	1	32,000	0.09%	4.33	964	0.24%	Consumer Products
Rite Aid	10	142,233	0.42%	14.25	3,504	0.89%	Pharmacy
Rubbermaid	2	1,160,820	3.40%	8.93	3,135	0.79%	Consumer Products
Ruby Tuesday	6	30,851	0.09%	4.92	885	0.22%	Casual Dining
Sakura Tepanyaki Steakhouse	1	6,400	0.02%	3.02	108	0.03%	Casual Dining
Sam's Southern Eatery	1	2,007	0.01%	18.72	27	0.01%	Family Dining
Scotts Company	3	551,249	1.61%	9.01	1,512	0.38%	Agricultural Products & Services
Shaw's Supermarkets	1	59,766	0.17%	7.17	513	0.13%	Supermarket
Shoney's	19	102,509	0.30%	9.31	1,695	0.43%	Family Dining
Smokey Bones BBQ	1	6,373	0.02%	5.33	252	0.06%	Casual Dining
Sonny's Real Pit Bar-B-Q	3	16,920	0.05%	9.42	462	0.12%	Casual Dining
Spaghetti Warehouse	11	237,898	0.70%	3.09	1,469	0.37%	Casual Dining
Stancorp Investment Adviser	1	3,290	0.01%	2.92	61	0.02%	Professional Services
Stinson Morrison Hecker	1	37,526	0.11%	1.50	326	0.08%	Professional Services
Strike	1	31,381	0.09%	5.50	685	0.17%	Manufacturing
Subway	1	2,485	0.01%	8.88	35	0.01%	Quick Service Restaurant
Sunburst Hospitality	1	9,513	0.03%	0.25	228	0.06%	Healthcare
Susies Baskets	1	900	—%	0.33	6	—%	Specialty Retail
Sweet Tomatoes	1	7,411	0.02%	10.25	181	0.05%	Quick Service Restaurant
Synovus Bank	1	3,744	0.01%	7.50	335	0.08%	Retail Banking
T.G.I. Friday's	1	8,242	0.02%	4.50	333	0.08%	Casual Dining
Taco Bell	24	54,691	0.16%	7.41	2,647	0.67%	Quick Service Restaurant
Taco Bell/Long John Silvers	1	2,980	0.01%	10.92	177	0.04%	Quick Service Restaurant
Taco Bell/Pizza Hut	1	2,900	0.01%	6.27	113	0.03%	Quick Service Restaurant
Taco Cabana	7	24,215	0.07%	6.85	1,075	0.27%	Quick Service Restaurant
Talbots	1	313,000	0.92%	19.41	3,803	0.96%	Retail - Department Stores
TCF National Bank	1	5,654	0.02%	16.55	85	0.02%	Retail Banking
TD Bank	1	143,030	0.42%	11.01	2,750	0.70%	Retail Banking
Teva Pharmaceuticals Industries Limited	1	187,653	0.55%	8.84	4,927	1.25%	Diversified Industrial
Texas Roadhouse	9	59,852	0.18%	1.97	1,700	0.43%	Casual Dining
The Kroger Co.	11	685,135	2.00%	8.09	5,020	1.28%	Supermarket
The Maids International	1	19,058	0.06%	2.67	375	0.09%	Professional Services
The Procter & Gamble Co.	1	764,177	2.24%	0.83	2,101	0.53%	Consumer Products
Thermo Process Systems	1	150,000	0.44%	1.92	1,056	0.27%	Diversified Industrial
Tiffany & Co.	1	367,740	1.08%	11.76	5,497	1.39%	Jewelry
Tilted Kilt	1	5,012	0.01%	16.34	100	0.03%	Casual Dining
Time Warner Cable	1	154,849	0.45%	3.00	2,144	0.54%	Media
Tire Kingdom	1	6,656	0.02%	9.67	155	0.04%	Auto Services
TJX Companies, Inc.	1	1,015,500	2.97%	7.50	6,215	1.58%	Retail - Department Stores
T-Mobile USA, Inc.	1	69,287	0.20%	3.07	1,519	0.38%	Telecommunications
Tractor Supply	6	129,975	0.38%	11.55	1,547	0.39%	Specialty Retail
Tuesday Morning	1	7,992	0.02%	1.58	96	0.02%	Retail - Discount
Union Pacific Railroad Company	1	18,214	0.05%	4.50	242	0.06%	Transportation
UnitedHealthcare	1	27,905	0.08%	8.84	511	0.13%	Healthcare
UPS Store	1	400,000	1.17%	1.62	1,313	0.33%	Freight
Vacant	—	640,458	1.87%	—	—	—%	Vacant
Vaco Detroit	1	3,335	0.01%	3.50	61	0.02%	Professional Services
Vitamin Shoppe	2	315,230	0.92%	14.02	1,920	0.49%	Specialty Retail
Walgreens	41	589,355	1.72%	13.97	14,856	3.76%	Pharmacy
Welch Law Firm	1	8,056	0.02%	1.50	76	0.02%	Professional Services
Welspun Global Trade	1	2,978	0.01%	1.50	62	0.02%	Manufacturing
Wendy's	18	53,059	0.16%	7.30	2,025	0.51%	Quick Service Restaurant
West Marine	1	15,404	0.05%	8.50	277	0.07%	Marine Products
Williams Sonoma	1	1,106,876	3.24%	9.01	4,179	1.06%	Consumer Products
Wilshire Financial Group	1	3,737	0.01%	0.41	69	0.02%	Professional Services
Worley Parsons Group	1	130,282	0.38%	6.00	2,691	0.68%	Professional Services
	1,365	34,185,054	100.00%	8.52	$394,990	100.00%
_______________________________________________
(1) Excludes one vacant property classified as held for sale.
(2) Remaining lease term in years as of December 31, 2013.

American Realty Capital Properties, Inc.

Tenant Industry Diversification (1)

Industry	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Advertising	1	—	—%	$2	—%
Aerospace	1	303,035	0.9%	2,528	0.6%
Agricultural Products & Services	3	551,249	1.6%	1,512	0.4%
Auto Manufacturer	1	246,060	0.7%	3,491	0.9%
Auto Retail	61	1,369,870	4.0%	9,627	2.4%
Auto Services	5	39,747	0.1%	714	0.2%
Casual Dining	103	750,074	2.2%	16,407	4.2%
Consulting	1	227,486	0.7%	2,058	0.5%
Consumer Goods	1	75,050	0.2%	631	0.2%
Consumer Products	13	8,675,937	25.4%	35,817	9.1%
Discount Retail	298	2,684,256	7.9%	24,239	6.1%
Distribution	1	140,361	0.4%	2,424	0.6%
Diversified Industrial	5	858,897	2.5%	10,931	2.8%
Education	2	35,224	0.1%	936	0.2%
Family Dining	112	682,157	2.0%	14,972	3.8%
Financial Services	3	504,038	1.5%	8,643	2.2%
Fitness	1	45,906	0.1%	1,319	0.3%
Freight	31	1,809,019	5.3%	17,491	4.4%
Gas/Convenience	31	112,754	0.3%	6,467	1.6%
Government Services	22	670,161	2.0%	18,611	4.7%
Healthcare	29	1,159,904	3.4%	19,546	5.0%
Heavy Equipment	1	552,960	1.6%	2,353	0.6%
Home Maintenance	3	743,645	2.2%	7,777	2.0%
Information and Communications	1	115,583	0.3%	2,649	0.7%
Insurance	8	2,109,360	6.2%	31,565	8.0%
Jewelry	1	367,740	1.1%	5,497	1.4%
Manufacturing	2	34,359	0.1%	747	0.2%
Marine Products	1	15,404	0.1%	277	0.1%
Media	2	216,285	0.6%	2,817	0.7%
Oil/Gas	1	308,586	0.9%	5,338	1.4%
Packaging	1	221,035	0.7%	1,480	0.4%
Pharmacy	99	1,341,418	3.9%	33,109	8.4%
Professional Services	20	500,246	1.5%	7,013	1.8%
Publishing	2	210,776	0.6%	2,054	0.5%
Quick Service Restaurant	279	792,438	2.3%	27,827	7.0%
Retail - Department Stores	3	1,416,908	4.1%	10,876	2.8%
Retail - Discount	1	7,992	—%	96	—%
Retail - Hobby/books/music	1	25,050	0.1%	579	0.2%
Retail - Home furnishings	1	131,930	0.4%	1,337	0.3%
Retail - Sporting Goods	2	133,713	0.4%	1,455	0.4%
Retail - Wholesale	1	108,532	0.3%	883	0.2%
Retail Banking	168	1,149,997	3.4%	25,648	6.5%
Specialty Retail	16	500,017	1.5%	4,463	1.1%
Storage Facility	1	126,664	0.4%	443	0.1%
Supermarket	16	897,482	2.6%	7,729	2.0%
Technology	5	267,071	0.8%	7,442	1.9%
Telecommunications	2	272,526	0.8%	3,958	1.0%
Transportation	1	18,214	0.1%	242	0.1%
Travel Centers	1	17,480	0.1%	970	0.3%
Vacant	—	640,458	1.9%	—	—%
	1,365	34,185,054	100%	$394,990	100%
_______________________________________________
(1) Excludes one vacant property classified as held for sale.

American Realty Capital Properties, Inc.
Property Geographic Diversification (1)

State/Possession	Number of Properties	Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Alabama	45	710,845	2.1%	$12,340	3.1%
Arizona	10	101,443	0.3%	2,309	0.6%
Arkansas	35	386,630	1.1%	4,403	1.1%
California	24	2,881,421	8.4%	27,099	6.9%
Colorado	16	659,357	1.9%	12,727	3.2%
Connecticut	11	50,086	0.2%	1,729	0.4%
Delaware	4	12,369	—%	286	0.1%
Florida	42	556,757	1.6%	8,847	2.2%
Georgia	68	667,694	2.0%	10,735	2.7%
Idaho	8	71,565	0.2%	1,590	0.4%
Illinois	44	2,030,931	5.9%	28,777	7.3%
Indiana	31	3,456,136	10.1%	14,481	3.7%
Iowa	19	671,434	2.0%	4,610	1.2%
Kansas	26	1,594,889	4.7%	10,089	2.6%
Kentucky	34	1,109,534	3.3%	8,815	2.2%
Louisiana	33	407,287	1.2%	6,650	1.7%
Maine	2	146,430	0.4%	2,828	0.7%
Maryland	5	468,423	1.4%	1,893	0.5%
Massachusetts	21	548,804	1.6%	7,149	1.8%
Michigan	80	875,049	2.6%	15,899	4.0%
Minnesota	11	200,487	0.6%	1,675	0.4%
Mississippi	36	1,380,764	4.0%	8,250	2.1%
Missouri	87	956,240	2.8%	11,209	2.8%
Montana	5	55,377	0.2%	795	0.2%
Nebraska	5	622,690	1.8%	5,958	1.5%
Nevada	12	100,660	0.3%	2,425	0.6%
New Hampshire	10	65,328	0.2%	1,350	0.3%
New Jersey	11	607,746	1.8%	12,345	3.1%
New Mexico	13	97,812	0.3%	2,012	0.5%
New York	26	424,645	1.2%	9,367	2.4%
North Carolina	59	1,351,397	4.0%	13,675	3.5%
North Dakota	4	31,318	0.1%	572	0.1%
Ohio	67	1,325,121	3.9%	12,030	3.1%
Oklahoma	25	697,064	2.0%	8,634	2.2%
Oregon	6	25,143	0.1%	679	0.2%
Pennsylvania	75	2,708,439	7.9%	26,832	6.8%
Puerto Rico	3	87,550	0.3%	2,429	0.6%
Rhode Island	7	136,188	0.4%	2,431	0.6%
South Carolina	32	654,929	1.9%	7,226	1.8%
South Dakota	2	49,641	0.2%	416	0.1%
Tennessee	54	593,151	1.7%	9,697	2.5%
Texas	150	2,891,271	8.5%	42,825	10.8%
Utah	3	14,009	—%	417	0.1%
Vermont	4	15,432	0.1%	336	0.1%
Virginia	34	874,155	2.6%	15,580	3.9%
Washington	6	374,900	1.1%	6,276	1.6%
West Virginia	10	59,979	0.2%	1,486	0.4%
Wisconsin	10	352,976	1.0%	4,230	1.1%
Wyoming	4	23,558	0.1%	577	0.2%
	1,329	34,185,054	100%	$394,990	100%
_______________________________________________
(1) Excludes one vacant property classified as held for sale

.

American Realty Capital Properties, Inc.

Property Building Type Diversification (1)

Property Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Retail	1,189	9,556,554	28.0%	$172,800	43.8%
Office	81	8,837,119	25.9%	141,462	35.8%
Distribution	58	15,683,861	45.9%	79,956	20.2%
Industrial	1	107,520	0.3%	770	0.2%
	1,329	34,185,054	100%	$394,988	100%
_______________________________________________
(1) Excludes one vacant property classified as held for sale.

American Realty Capital Properties, Inc.

Lease Expirations

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2014	41	1,121,087	3.3%	9,361	2.4%
2015	66	1,737,342	5.1%	19,642	5.0%
2016	68	1,619,685	4.7%	24,189	6.1%
2017	114	3,863,382	11.3%	39,593	10.0%
2018	126	1,626,057	4.8%	24,848	6.3%
2019	79	834,205	2.4%	20,795	5.3%
2020	86	1,352,566	4.0%	23,333	5.9%
2021	71	3,099,701	9.1%	27,761	7.0%
2022	144	5,336,129	15.6%	40,465	10.2%
2023	78	3,009,662	8.8%	33,227	8.4%
	873	23,599,816	69.0%	$263,214	66.6%

American Realty Capital Properties, Inc.

Definitions

Average annual rent is annualized rental income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, as further adjusted to reflect the effect of (i) tenant concessions and abatements such as free rent

Creditworthy tenants are determined by us based on our own assessment of the tenant financial condition based on our underwriting criteria.

Funds from Operations and Adjusted Funds from Operations
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”), an industry trade group, has promulgated a measure known as funds from operations (“FFO”), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004 (the “White Paper”). The White Paper defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from sales of property but including asset impairment writedowns, plus depreciation and amortization, after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s policy described above.
The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time, especially if such assets are not adequately maintained or repaired and renovated as required by relevant circumstances and/or is requested or required by lessees for operational purposes in order to maintain the value disclosed. We believe that, since real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation may be less informative. Historical accounting for real estate involves the use of U.S. GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in U.S. GAAP. Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, provides a more complete understanding of our performance to investors and to management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income. However, FFO and adjusted funds from operations (“AFFO”), as described below, should not be construed to be more relevant or accurate than the current U.S. GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under U.S. GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and AFFO measures and the adjustments to U.S. GAAP in calculating FFO and AFFO.
We consider FFO and AFFO useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. Accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

Changes in the accounting and reporting promulgations under GAAP (for acquisition fees and expenses from a capitalization/depreciation model to an expensed-as-incurred model) that were put into effect in 2009 and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT's definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses for all industries as items that are expensed under GAAP, that are typically accounted for as operating expenses. Management believes these fees and expenses do not affect our overall long-term operating performance. While certain companies may experience significant acquisition activity, other companies may not have significant acquisition activity and management believes that excluding costs such as merger and transaction costs and acquisition related costs from property operating results provides useful information to investors and provides information that improves the comparability of operating results with other companies who do not have significant merger or acquisition activities. AFFO is not equivalent to our net income or loss as determined under GAAP, and AFFO may not be a useful measure of the impact of long-term operating performance if we continue to have such activities in the future.
We exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non-cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan. These items include unrealized gains and losses, which may not ultimately be realized, such as gains or losses on derivative instruments, gains or losses on contingent valuation rights, gains and losses on investments and early extinguishment of debt. In addition, by excluding non-cash income and expense items such as amortization of above and below market leases, amortization of deferred financing costs, straight-line rent and non-cash equity compensation from AFFO we believe we provide useful information regarding income and expense items which have no cash impact and do not provide liquidity to the company or require capital resources of the company. By providing AFFO, we believe we are presenting useful information that assists investors and analysts to better assess the sustainability of our ongoing operating performance without the impacts of transactions that are not related to the ongoing profitability of our portfolio of properties. We also believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies that are not as involved activities which are excluded from our calculation. Investors are cautioned that AFFO should only be used to assess the sustainability of our operating performance excluding these activities, as it excludes certain costs that have a negative effect on our operating performance during the periods in which these costs are incurred.
In addition, we exclude certain interest expenses related to securities that are convertible to common stock as the shares are assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted. As the Company’s convertible notes have a cash or stock settlement option and the Company has the ability and intent to settle its convertible notes in cash, the interest expense related to our convertible notes have not been excluded from AFFO, and accordingly, the shares are not assumed to have converted to common stock in our calculation of weighted average common shares-fully diluted.
In calculating AFFO, we exclude expenses, which under GAAP are characterized as operating expenses in determining operating net income. These expenses are paid in cash by us, and therefore such funds will not be available to distribute to investors. All paid and accrued merger and acquisition fees and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired and will have negative effects on returns to investors, the potential for future distributions, and cash flows generated by us, unless earnings from operations or net sales proceeds from the disposition of other properties are generated to cover the purchase price of the property and certain other expenses. Therefore, AFFO may not be an accurate indicator of our operating performance, especially during periods in which mergers are being consummated or properties are being acquired or certain other expense are being incurred. AFFO that excludes such costs and expenses would only be comparable to companies that did not have such activities. Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income in determining cash flow from operating activities. In addition, we view fair value adjustments as items which are unrealized and may not ultimately be realized. We view both gains and losses from fair value adjustments as items which are not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management's analysis of the operating performance of the properties. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance. By excluding such changes that may reflect anticipated and unrealized gains or losses, we believe AFFO provides useful supplemental information.
As a result, we believe that the use of FFO and AFFO, together with the required U.S. GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

FFO and AFFO are non-GAAP financial measures and do not represent net income as defined by U.S. GAAP. FFO and AFFO do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as alternatives to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance. Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do and/or calculate AFFO differently than we do. Consequently, our presentation of FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs.

Investment grade - a determination made by major credit rating agencies or an affiliate of entity with an investment grade rating.